ITEM 77Q(1)(a)(i)

AMENDMENT #15
TO THE RESTATED AND AMENDED
DECLARATION OF TRUST
FEDERATED INCOME SECURITIES TRUST

Dated May 19, 2000

	This Declaration of Trust
is amended as follows:

       Strike the first paragraph of
Section 5 of Article III from the
Declaration of Trust and
substitute in its place the following:

	"Section 5.  Establishment and
Designation of Series or Class.
Without limiting the authority
of the Trustees set forth in Article XII,
Section 8, inter alia, to establish
and designate any
additional Series or Class or to modify
the rights and preferences of
any existing Series or
Class, the Series and Classes of the
Trust are established and designated as:

Federated Capital Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Fund for U. S. Government Securities
Class A Shares
Class B Shares
Class C Shares
Federated Intermediate Corporate Bond Fund
Institutional Service Shares
Institutional Shares
Federated Muni and Stock Advantage Fund
Class A Shares
Class B Shares
Class C Shares
Federated Real Return Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term Income Fund
Class A Shares
Class Y Shares
Institutional Service Shares
Institutional Shares
Federated Stock and California Muni Fund
Class A Shares
Class C Shares


       	The undersigned hereby
certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 18th day of August, 2006.



	WITNESS the due execution
hereof this 18th day of August, 2006.

       /s/ John F. Donahue
/s/ Peter E. Madden
John F. Donahue
Peter E. Madden

/s/ Thomas G. Bigley
/s/ Charles F. Mansfield, Jr.
Thomas G. Bigley
Charles F. Mansfield, Jr.

/s/ John T. Conroy, Jr.
/s/ John E. Murray, Jr.
John T. Conroy, Jr.
John E. Murray, Jr.

/s/ Nicholas P. Constantakis
/s/ Marjorie P. Smuts
Nicholas P. Constantakis
Marjorie P. Smuts

/s/ John F. Cunningham
/s/ John S. Walsh
John F. Cunningham
John S. Walsh

/s/ J. Christopher Donahue
/s/ James F. Will
J. Christopher Donahue
James F. Will

/s/ Lawrence D. Ellis, M.D.
Lawrence D. Ellis, M.D.